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                                                                    EXHIBIT 10.3


                                FIRST AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                    MULTICURRENCY REVOLVING CREDIT AGREEMENT
                             AND AMENDMENT TO NOTES


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED MULTICURRENCY REVOLVING CREDIT AGREEMENT AND AMENDMENT TO NOTES (this "Amendment") dated as of December 26, 1997 is among BROWNING-FERRIS INDUSTRIES, INC., a Delaware corporation (the "Company"), the banks and other financial institutions listed on the signature pages under the heading Banks (collectively, the "Banks"), and CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the "Administrative Agent"), for the Banks.

                             PRELIMINARY STATEMENT

         (a) The Company, the Banks and the Administrative Agent executed an Amended and Restated Multicurrency Revolving Credit Agreement dated as of December 27, 1996 (the "Credit Agreement"), pursuant to which the Banks agreed to extend credit thereunder in an aggregate principal amount not in excess of $750,000,000 at any time outstanding.

         (b) The Company wishes to reduce the Total Commitment to $500,000,000 and has requested an extension of the Termination Date to December 24, 1998.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Company, the Banks and the Administrative Agent hereby agree as follows:

         SECTION 1. Definitions and Interpretations. (a) All capitalized terms defined in
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the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

         (b)      In this Amendment, unless a clear contrary intention appears:

                 (i) the singular number includes the plural number and vice versa;

                 (ii)     reference to any gender includes each other gender;

                 (iii) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Amendment as a whole and not to any particular Article, Section or other subdivision;

                 (iv) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Amendment, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually, provided that nothing in this clause (iv) is intended to authorize any assignment not otherwise permitted by this Amendment;

                 (v) except as expressly provided to the contrary herein, reference to any agreement, document or instrument (including this Amendment) means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof, and reference to any Note or other note includes any note issued pursuant hereto in extension or renewal thereof and in substitution or replacement therefor;

                 (vi) unless the context indicates otherwise, reference to any Article or Section means such Article or Section hereof;
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                 (vii)    the word "including" (and with correlative meaning
         "include") means including, without limiting the generality of any description preceding such term;

                 (viii) with respect to the determination of any period of time, except as expressly provided to the contrary, the word "from" means "from and including" and the word "to" means "to but excluding"; and

                 (ix) reference to any law, rule or regulation means such as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time.

         (c) The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

         (d) No provision of this Amendment shall be interpreted or construed against any Person solely because that Person or its legal representative drafted such provision.

         SECTION 2. Amendments to Section 1.01 of the Credit Agreement. The definitions of the terms "Commitment" and "Termination Date" contained in
Section 1.01 of the Credit Agreement are hereby amended in their entirety to read as follows:

         "Commitment" means, with respect to each Bank, the amount set forth beneath the name of such Bank on the signature pages of the First Amendment to Amended and Restated Multicurrency Revolving Credit Agreement and Amendment to Notes dated as of December 26, 1997 (or, as to any Person who becomes a Bank after December 26, l997, on the signature page of the Assignment and Acceptance executed by such Person), as such amount may be permanently terminated or reduced from time to time pursuant to Section 2.11,
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    Section 2.12(d), Section 2.13, Section 2.14 or Section 9.11, and as such amount may be increased from time to time by assignment or assumption pursuant to Section 2.13, Section 2.14 or Section 9.11. The Commitment of each Bank shall automatically and permanently terminate on the Termination Date.

         "Termination Date" means December 24, 1998 or the earlier maturity of the Revolving Credit Loans pursuant to Section 2.11 or Section 6.01.

         SECTION 3. Amendment to Exhibit 1.01C. Exhibit 1.01C is hereby amended by deleting the number "750,000,000" and the words "SEVEN HUNDRED FIFTY MILLION" and substituting therefor the number "500,000,000" and the words "FIVE HUNDRED MILLION", respectively.

         SECTION 4. Amendment to Notes. (a) The Committed Note of each Bank other than Credit Suisse First Boston is hereby amended by deleting the number "56,000,000" and the words "FIFTY-SIX MILLION" and substituting therefor the number "37,500,000" and the words "THIRTY-SEVEN MILLION FIVE HUNDRED THOUSAND", respectively.

         (b) The Committed Note of Credit Suisse First Boston is hereby amended by deleting the number "78,000,000" and the words "SEVENTY-EIGHT MILLION" and substituting therefor the number "50,000,000" and the words "FIFTY MILLION", respectively.

         (c)     The Competitive Note of each Bank is hereby amended by
deleting the number "750,000,000" and the words "SEVEN HUNDRED FIFTY MILLION" and substituting therefor the number "500,000,000" and the words "FIVE HUNDRED MILLION", respectively.
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         SECTION 5.   Conditions to Effectiveness.  This Amendment shall become
effective when, and only when, the following conditions have been fulfilled:

         (a) the Company and the Banks shall have executed a counterpart of this Amendment; and

         (b) the Administrative Agent shall have executed a counterpart of this Amendment and shall have received counterparts of this Amendment executed by the Company and the Banks.

         SECTION 6. Representations and Warranties True; No Default or Event of Default. The Company hereby represents and warrants to the Administrative Agent and the Banks that after giving effect to the execution and delivery of this Amendment (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date and (b) no Default or Event of Default has occurred and is continuing.

         SECTION 7. Reference to the Credit Agreement and Effect on the Other Documents. (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended and affected hereby.

         (b) Upon the effectiveness of this Amendment, each reference in the Notes to "the Credit Agreement" shall mean and be a reference to the Credit Agreement, as amended and affected hereby.

         (c) Upon the effectiveness of this Amendment, each reference to "Exhibit 1.01C" shall mean and be a reference to "Exhibit 1.01C", as amended hereby.
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         (d)     Upon the effectiveness of this Amendment, each reference in the Credit Agreement to the Notes shall mean and be a reference to the Notes, as amended and affected hereby.

         (e) Upon the effectiveness of this Amendment, each reference in the Credit Agreement and the Notes to the "Commitment," and "Termination Date" shall mean and be a reference to such terms as modified pursuant to Section 2.

         (f) The Credit Agreement and the Notes, as amended and affected hereby, shall remain in full force and effect and are hereby ratified and confirmed.

         SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW AND SHALL BE BINDING UPON THE COMPANY, THE BANKS AND THE ADMINISTRATIVE AGENT AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

         SECTION 9. FINAL AGREEMENT OF THE PARTIES. THE CREDIT AGREEMENT (INCLUDING THE EXHIBITS AND SCHEDULES THERETO), AS AMENDED HEREBY, THE NOTES AND THE ADMINISTRATIVE AGENT'S LETTER, CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES RESPECTING THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES RESPECTING THE SUBJECT MATTER HEREOF AND THEREOF.
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         SECTION 10.   Execution in Counterparts.  This Amendment may be
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the date first stated herein, by their respective officers thereunto duly authorized.

                                      BROWNING-FERRIS INDUSTRIES, INC.


                                      By:
                                      Name:
                                      Title:
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                                      CREDIT SUISSE FIRST BOSTON, AS
                                      ADMINISTRATIVE AGENT



                                      By:
                                      Name:
                                      Title:


                                      By:
                                      Name:
                                      Title:
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                                      BY: ABN AMRO NORTH AMERICA, INC., AS AGENT



                                      By:
                                      Name:
                                      Title:


                                      By:
                                      Name:
                                      Title:

                                      Commitment: $37,500,000
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                                      BANK OF AMERICA ILLINOIS



                                      By:
                                      Name:
                                      Title:

                                      Commitment: $37,500,000
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                                      BANQUE NATIONALE DE PARIS
                                      HOUSTON AGENCY



                                      By:
                                      Name:
                                      Title:

                                      Commitment: $37,500,000

                                      CITICORP USA, INC.



                                      By:
                                      Name:
                                      Title:

                                      Commitment: $37,500,000

                                      CREDIT LYONNAIS
                                      CAYMAN ISLAND BRANCH



                                      By:
                                      Name:
                                      Title:

                                      Commitment: $37,500,000

                                      CREDIT SUISSE FIRST BOSTON



                                      By:
                                      Name:
                                      Title:


                                      By:
                                      Name:
                                      Title:

                                      Commitment: $50,000,000

                                      DEUTSCHE BANK AG NEW YORK BRANCH
                                      AND CAYMAN ISLAND BRANCH



                                      By:
                                      Name:
                                      Title:


                                      By:
                                      Name:
                                      Title:

                                      Commitment: $37,500,000

                                      THE FIRST NATIONAL BANK OF CHICAGO



                                      By:
                                      Name:
                                      Title:

                                      Commitment: $37,500,000
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                                      THE FUJI BANK, LIMITED



                                      By:
                                      Name:
                                      Title:

                                      Commitment: $37,500,000

                                      MORGAN GUARANTY TRUST COMPANY
                                      OF NEW YORK



                                      By:
                                      Name:
                                      Title:

                                      Commitment: $37,500,000
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                                      NATIONSBANK OF TEXAS, N.A.



                                      By:
                                      Name:
                                      Title:

                                      Commitment: $37,500,000

                                      SOCIETE GENERALE,
                                      SOUTHWEST AGENCY



                                      By:
                                      Name:
                                      Title:

                                      Commitment: $37,500,000
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                                      TEXAS COMMERCE BANK NATIONAL
                                      ASSOCIATION



                                      By:
                                      Name:
                                      Title:

                                      Commitment: $37,500,000